                                       PROMISSORY NOTE

$481,669.00                                                      October 8, 1996

        For value received, the undersigned (jointly and severally if more than one) promises to pay to the order of Textron Financial Corporation ("TFC"), a Delaware corporation having its principal place of business in Providence, Rhode Island (together with any other holder of this Note, hereinafter referred to as the "Holder"), the principal sum of four hundred eighty-one thousand six hundred sixty-nine Dollars ($481,669.00), together with interest thereon as provided herein. The obligation of the undersigned hereunder are "Obligations" secured by the "Collateral" as defined and described in a Security Agreement between the undersigned and the Holder dated as of May 31, 1996, (the "Security Agreement"), and the Holder shall be entitled to all of the rights and privileges provided therein, including rights of acceleration of this Note.

Each installment shall be due and payable monthly commencing on November 15, 1996 and continuing on the same date of each month thereafter ("Payment Dates"), through and including June 15, 2001 (the "Maturity Date"). Installments 1 through 55 shall consist of principal and interest of $6,512.67 each. The final Installment due and payable on the Maturity Date shall be in an amount equal to the entire outstanding principal balance of this Note, together with all accrued interest, charges and other amounts then due and owing hereunder and under the Security Agreement. Interest is calculated on the unpaid principal balance of this Note at the rate of ten and fifty one-hundredths percent (10.50%)per annum on the basis of a 360-day year comprised of twelve 30-day months.

        In the event any amount due hereunder is past due by more than ten (10) days, the undersigned agrees to pay a late charge equal to the lesser of (a) five percent (5%) on and in addition to the amount of the past due payment or
(b) the maximum charges allowable under then applicable law. Upon the maturity of this Note (by reason of default and acceleration or otherwise), the undersigned agrees to pay interest on the unpaid balance and all accrued and unpaid amounts due hereunder and under the Security Agreement from the maturity hereof through the day of payment at a rate of interest equal to the lesser of
(a) the Holder's then current default rate of interest, or (b) the maximum rate of interest allowable under then applicable law.

        Each payment hereunder shall be made in lawful money of the United States and shall be payable to such account or address as the Holder hereof shall from time to time direct the undersigned. All amounts received shall be applied first, to accrued late charges and any other costs or expenses due and owing hereunder or under the terms of the Security Agreement; second, to accrued interest; and third, to unpaid principal. If at any time during the term of this Note the interest rate applicable hereunder exceeds the maximum rate of interest permitted under then applicable law, then the interest rate shall thereafter be deemed to be the maximum rate permitted under then applicable law, and amounts of interest received from the undersigned in excess of such maximum rate shall be considered reductions to principal to the extent of any such excess.

        Failure to pay this Note, or any installment hereunder promptly when due, or default or failure in the performance or due observance of any of the terms, conditions or obligations hereunder or under the Security Agreement or in any other agreement or instrument between the undersigned (or any endorser, guarantor, surety or other party liable for the undersigned's obligations hereunder, or any other entity controlling, controlled by, or under common control with the undersigned, and the Holder (or any other entity controlling, controlled by or under common contra with the Holder), shall entitle the Holder to accelerate the maturity of this Note and to declare the entire unpaid principal balance and all accrued interest and other charges owing hereunder (including prepayment fees) and under the Security Agreement to be immediately due and payable, and to proceed at once to exercise such and every one of the remedies set forth in the Security Agreement or otherwise available at law or in equity

        The undersigned and all other parties who may be liable (whether as endorsers, guarantors, sureties or otherwise) for payment of any sum or sums due or to become due under the terms of this Note waive diligence, presentment, demand, protest, notice of, dishonor, notice of intent to accelerate, notice that the debt has been accelerated and notice of any other kind whatsoever and agree to pay all costs incurred by the Holder in enforcing its rights under this Note or the Security Agreement, including reasonable attorney's fees, and they do hereby consent to any number of renewals or extensions at any time in the payment of this Note. No extension of time for payment of this Note made by any agreement with any person now or hereafter liable for payment of this Note shall operate to release, discharge, modify, charge or affect the original liability of the undersigned under this Note, either in whole or in part. No delay or failure by the Holder hereof in exercising any right, power, privilege or remedy shall be deemed to be a waiver of the same or any part thereof; nor shall any single or partial exercise thereof or any failure to exercise, the same in any instance preclude any future exercise thereof, or exercise of any other right, power, privilege or remedy, and the rights and remedies provided for hereunder are cumulative and not exclusive of any other right or remedy available at law or in equity. The Holder of this Note may proceed against all or any of the Collateral securing this Note or against any guarantor hereof, or may proceed contemporaneously or in the first instance against the undersigned, in such order and at such times following default hereunder as the Holder may determine in its sole discretion. All of the undersigned's obligations under this Note are absolute end unconditional, and shall not be subject to any offset or deduction whatsoever. The undersigned waives an, right to assert, by way of counterclaim or affirmative defense any action to enforce the undersigned's obligations hereunder, any claim whatsoever against the Holder of this Note.

        The provisions of this Note be governed by and construed In accordance with the laws of the State of Rhode Island.

ATTEST/WITNESS:                               MAKER: Proflight, Inc.

/s/ David Cohen                               By: /s/ Kevin L. Burkhardt
_________________________                         ______________________________

Name: David Cohen                             Name: Kevin L. Burkhardt
      ___________________                           ____________________________
                                                    Title: President

AFD 2001 (9/92)
(Fixed rate/level/payment)

PROFLGHT, INC.

Compound Period..............:  Monthly

Nominal Annual Rate..........:  10.500  %
Effective Annual Rate .......:  11.020  %
Periodic Rate................:   0.8750 %
Daily Rate...................:   0.02917%

CASH FLOW DATA

        Event         Start Date     Amount      Number   Period     End Date

        1 Loan        10/08/1996    481,669.00      1
        2 Payment     11/15/1996      6,512.67     55     Monthly    05/15/2001
        3 Payment     06/15/2001    324,627.13      1

AMORTIZATION SCHEDULE - Normal Amortization, 360 Day Year

               Date                Payment          Interest       Principal         Balance
   Loan        10/08/1996                                                           481,669.00
      1        11/15/1996           6,512.67        5,206.62        1,306.05        480,362.95
      2        12/15/1996           6,512.67        4,203.18        2,309.49        478,053.46
   1996        Totals              13,025.34        9,409.80        3,615.54

      3        01/15/1997           6,512.67        4,182.97        2,329.70        475,723.76
      4        02/15/1997           6,512.67        4,162.58        2,350.09        473,373.67
      5        03/15/1997           6,512.67        4,142.02        2,370.65        471,003.02
      6        04/15/1997           6,512.67        4,121.28        2,391.39        468,611.02
      7        05/15/1997           6,512.67        4,100.35        2,412.32        466,199.31
      8        06/15/1997           6,512.67        4,079.24        2,433.43        463,765.88
      9        07/15/1997           6,512.67        4,057.95        2,454.72        461,311.16
     10        08/15/1997           6,512.67        4,036.47        2,476.20        458,834.96
     11        09/15/1997           6,512.67        4,014.81        2,497.86        456,337.10
     12        10/15/1997           6,512.67        3,992.95        2,519.72        453,817.38
     13        11/15/1997           6,512.67        3,970.90        2,541.77        451,275.61
     14        12/15/1997           6,512.67        3,948.66        2,564.01        448,711.60
   1997        Totals              78,152.04       48,810.18       29,341.86







     15        01/15/1998           6,512.67        3,926.23        2,586.44        446,125.16
     16        02/15/1998           6,512.67        3,903.60        2,609.07        443,516.09
     17        03/15/1998           6,512.67        3,880.77        2,631.90        440,884.19
     18        04/15/1998           6,512.67        3,857.74        2,654.93        438,229.26
     19        05/15/1998           6,512.67        3,834.51        2,678.16        435,551.10
     20        06/15/1998           6,512.67        3,811.07        2,701.60        432,849.50
     21        07/15/1998           6,512.67        3,787.43        2,725.24        430,124.26
     22        08/15/1998           6,512.67        3,763.59        2,749.08        427,375.18
     23        09/15/1998           6,512.67        3,739.53        2,773.14        424,602.04
     24        10/15/1998           6,512.67        3,715.27        2,797.40        421,804.64
     25        11/15/1998           6,512.67        3,690.79        2,821.88        418,982.76
     26        12/15/1998           6,512.67        3,666.10        2,846.57        416,136.19
   1998        Totals              78,152.04       45,576.63       32,575.41

     27        01/15/1999           6,512.67        3,641.19        2,871.48        413,264.71
     28        02/15/1999           6,512.67        3,616.07        2,896.60        410,368.11
     29        03/15/1999           6,512.67        3,590.72        2,921.95        407,446.16
     30        04/15/1999           6,512.67        3,565.15        2,947.52        404,498.64
     31        05/15/1999           6,512.67        3,539.36        2,973.31        401,525.33
     32        06/15/1999           6,512.67        3,513.35        2,999.32        398,526.01
     33        07/15/1999           6,512.67        3,487.10        3,025.57        395,500.44
     34        08/15/1999           6,512.67        3,460.63        3,052.04        392,448.40
     35        09/15/1999           6,512.67        3,433.92        3,078.75        389,369.65
     36        10/15/1999           6,512.67        3,406.98        3,105.69        386,263.96
     37        11/15/1999           6,512.67        3,379.81        3,132.86        383,131.10
     38        12/15/1999           6,512.67        3,352.40        3,160.27        379,970.83
   1999        Totals              78,152.04       41,986.68       36,165.36

     39        01/15/2000           6,512.67        3,324.74        3,187.93        376,782.90
     40        02/15/2000           6,512.67        3,296.85        3,215.82        373,567.08
     41        03/15/2000           6,512.67        3,268.71        3,243.96        370,323.12
     42        04/15/2000           6,512.67        3,240.33        3,272.34        367,050.78
     43        05/15/2000           6,512.67        3,211.69        3,300.98        363,749.80
     44        06/15/2000           6,512.67        3,182.81        3,329.86        360,419.94
     45        07/15/2000           6,512.67        3,153.67        3,359.00        357,060.94
     46        08/15/2000           6,512.67        3,124.28        3,388.39        353,672.55
     47        09/15/2000           6,512.67        3,094.63        3,418.04        350,254.51
     48        10/15/2000           6,512.67        3,064.73        3,447.94        346,806.57
     49        11/15/2000           6,512.67        3,034.56        3,478.11        343,328.46
     50        12/15/2000           6,512.67        3,004.12        3,508.55        339,819.91
   2000        Totals              78,152.04       38,001.12       40,150.92






     51        01/15/2001           6,512.67        2,973.42        3,539.25        336,280.66
     52        02/15/2001           6,512.67        2,942.46        3,570.21        332,710.45
     53        03/15/2001           6,512.67        2,911.22        3,601.45        329,109.00
     54        04/15/2001           6,512.67        2,879.70        3,632.97        325,476.03
     55        05/15/2001           6,512.67        2,847.92        3,664.75        321,811.28
     56        06/15/2001           6,512.67        2,815.85      321,811.28        321,811.28
   2001        Totals             357,190.48       17,370.57      339,819.91

   Grand Totals                   682,823.98      201,154.98      481,669.00


Last interest amount increased by 0.01 due to rounding.